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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 10, 2002


                              CENTRAL BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


      MASSACHUSETTS                   0-25251                   04-3447594
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(State or other jurisdiction        (Commission              (I.R.S. employer
of incorporation)                    file number)            identification no.)



    399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS              02144
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    (Address of principal executive offices)                  (Zip code)


       Registrant's telephone number, including area code: (617) 628-4000
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS
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     On October 10, 2002,  the  Registrant  announced that it was increasing its quarterly cash dividend to $0.12 per share from $0.10 per share beginning with the dividend payable November 15, 2002 to stockholders of record as of November 1, 2002. For further information, reference is made to the Registrant's press release, dated October 10, 2002, which is attached hereto as Exhibit 99 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     The following is a list of exhibits  filed with this Current Report on Form
8-K.

  Exhibit No.              Description
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    99                     Press Release, dated October 10, 2002



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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       CENTRAL BANCORP, INC.



Date:  October 10, 2002                By:/s/ John D. Doherty
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                                          John D. Doherty
                                          President